Exhibit 99.2

WHITE MOUNTAINS INSURANCE GROUP, LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INFORMATION

Transaction Overview

On August 1, 2022, White Mountains Holdings (Luxembourg) S.à r.l. (“WTM Holdings Seller”), an indirect wholly owned subsidiary of White Mountains Insurance Group, Ltd. (“White Mountains”), completed the previously announced sale of White Mountains Catskill Holdings, Inc. (“NSM Holdings”) to Riser Merger Sub, Inc. (“Purchaser”), an affiliate of The Carlyle Group Inc. (the “NSM Transaction”), pursuant to the terms of the securities purchase agreement, dated as of May 9, 2022, by Purchaser, NSM Holdings, NSM Insurance HoldCo, LLC, WTM Holdings Seller and the other parties thereto (the “Closing”).

Pro Forma Financial Statements

The unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Statements”) present pro forma adjustments that reflect the impact of the NSM Transaction. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2022 and the years ended December 31, 2021, 2020 and 2019 give effect to the NSM Transaction assuming it closed on January 1, 2019. These periods have been included in the Pro Forma Financial Statements to present NSM Holdings and its subsidiaries (collectively, “NSM Group”) on a discontinued operations basis, as that presentation has not yet been required in the historical financial statements for those periods. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2022 gives effect to the NSM Transaction assuming it closed on March 31, 2022. The Pro Forma Financial Statements should be read in conjunction with White Mountains’s 2021 Annual Report on Form 10-K and White Mountains's Quarterly Report on Form 10-Q for the period ended March 31, 2022.
The Pro Forma Financial Statements give effect to the NSM Transaction and related adjustments in accordance with Article 11 of the Securities and Exchange Commission’s Regulation S-X. In May 2020, the SEC adopted Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” (the “Final Rule”). The Final Rule became effective on January 1, 2021 and the unaudited pro forma condensed financial information herein is presented in accordance therewith.
The Pro Forma Financial Statements (i) are presented based on available information and assumptions that management believes are reasonable in order to give effect, on a pro forma basis, to the NSM Transaction, (ii) are intended for informational purposes only and (iii) are not intended to reflect the results of operations or the financial position of White Mountains that would have resulted had the NSM Transaction been completed as of and during the periods presented or the results that may be obtained by White Mountains in the future. The Pro Forma Financial Statements as of and for the periods presented do not reflect future events that are not directly attributable to the NSM Transaction and that may occur after the NSM Transaction. Future results may vary significantly from the results reflected in the Pro Forma Financial Statements.
White Mountains presents its consolidated financial statements using the conglomerate view that presents each segment separately. For purposes of the Pro Forma Financial Statements, White Mountains has condensed the information related to segments that are not impacted by the NSM Transaction.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31, 2022
Millions, except share and per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Assets
Financial Guarantee (HG Global/BAM) assets	$991.0	$—		$991.0

P&C Insurance and Reinsurance (Ark) assets	3,435.2	—		3,435.2

Specialty Insurance Distribution (NSM)
Cash (restricted $90.2)	113.5	(113.5)	(1)	—
Premiums and commissions receivable	97.6	(97.6)	(1)	—
Goodwill and other intangible assets	712.0	(712.0)	(1)	—
Other assets	53.0	(53.0)	(1)	—
Total Specialty Insurance Distribution (NSM) assets	976.1	(976.1)		—

Asset Management (Kudu) assets	747.5	—		747.5

Other Operations
Fixed maturity investments, at fair value	249.3	—		249.3
Short-term investments, at fair value	87.0	—		87.0
Investment in MediaAlpha, at fair value	280.4	—		280.4
Other long-term investments	402.2	—		402.2
Total investments	1,018.9	—		1,018.9
Cash	50.4	1,339.6	(2)	1,390.0
Goodwill and other intangible assets	38.1	—		38.1
Other assets	83.6	(1.8)	(1)	81.8
Assets held for sale	15.9	—		15.9
Total Other Operations assets	1,206.9	1,337.8		2,544.7
Total assets	$7,356.7	$361.7		$7,718.4

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Unaudited)

	March 31, 2022
Millions, except share and per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Liabilities
Financial Guarantee (HG Global/BAM) liabilities	$306.8	$—		$306.8

P&C Insurance and Reinsurance (Ark) liabilities	2,554.9	—		2,554.9

Specialty Insurance Distribution (NSM)
Debt	270.6	(270.6)	(1)	—
Premiums payable	146.0	(146.0)	(1)	—
Other liabilities	77.4	(77.4)	(1)	—
Total Specialty Insurance Distribution (NSM) liabilities	494.0	(494.0)		—

Asset Management (Kudu) liabilities	260.5	—		260.5

Other Operations
Debt	17.3	—		17.3
Accrued incentive compensation	25.3	35.0	(3)	60.3
Other liabilities	28.6	—		28.6
Total Other Operations liabilities	71.2	35.0		106.2
Total liabilities	3,687.4	(459.0)		3,228.4

Equity
White Mountains’s common shareholders’ equity
White Mountains’s common shares at $1 par value per share—authorized 50,000,000 shares; issued and outstanding 2,994,162 shares	3.0	—		3.0
Paid-in surplus	583.3	—		583.3
Retained earnings	2,956.2	836.9	(4)	3,793.1
Accumulated other comprehensive income (loss), after-tax:
Net unrealized gains (losses) from foreign currency translation and interest rate swap	(.4)	.5	(5)	.1
Total White Mountains’s common shareholders’ equity	3,542.1	837.4		4,379.5
Non-controlling interests	127.2	(16.7)	(6)	110.5
Total equity	3,669.3	820.7		4,490.0
Total liabilities and equity	$7,356.7	$361.7		$7,718.4

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2022
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Revenues:
Financial Guarantee (HG Global/BAM) revenues	$(31.3)	$—		$(31.3)

P&C Insurance and Reinsurance (Ark) revenues	175.7	—		175.7

Specialty Insurance Distribution (NSM)
Commission revenues	70.1	(70.1)	(7)	—
Other revenues	18.4	(18.4)	(7)	—
Total Specialty Insurance Distribution (NSM) revenues	88.5	(88.5)		—

Asset Management (Kudu) revenues	34.9	—		34.9

Other Operations
Net investment income	1.8	—		1.8
Net realized and unrealized investment gains (losses)	31.9	—		31.9
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	18.8	—		18.8
Commission revenues	2.9	—		2.9
Other revenues	25.7	—		25.7
Total Other Operations revenues	81.1	—		81.1
Total revenues	$348.9	$(88.5)		$260.4

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Three Months Ended March 31, 2022
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Expenses:
Financial Guarantee (HG Global/BAM) expenses	$19.3	$—		$19.3

P&C Insurance and Reinsurance (Ark) expenses	198.8	—		198.8

Specialty Insurance Distribution (NSM)
General and administrative expenses	54.0	(54.0)	(7)	—
Broker commission expenses	20.6	(20.6)	(7)	—
Change in fair value of contingent consideration	.1	(.1)	(7)	—
Amortization of other intangible assets	9.1	(9.1)	(7)	—
Interest expense	2.1	(2.1)	(7)	—
Total Specialty Insurance Distribution (NSM) expenses	85.9	(85.9)		—

Asset Management (Kudu) expenses	5.6	—		5.6

Other Operations
Cost of sales	21.4	—		21.4
General and administrative expenses	28.9	—		28.9
Amortization of other intangible assets	.9	—		.9
Interest expense	.3	—		.3
Total Other Operations expenses	51.5	—		51.5
Total expenses	361.1	(85.9)		275.2
Pre-tax income (loss) from continuing operations	(12.2)	(2.6)		(14.8)
Income tax (expense) benefit	3.8	(1.1)	(7)	2.7
Net income (loss) from continuing operations	(8.4)	(3.7)		(12.1)
Net (income) loss from continuing operations attributable to non-controlling interests	41.8	.1	(7)	41.9
Net income (loss) from continuing operations attributable to White Mountains’s common shareholders	$33.4	$(3.6)		$29.8

Basic and diluted income (loss) per share from continuing operations attributable to White Mountains’s common shareholders	$11.10			$9.90

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Year Ended December 31, 2021
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Revenues:

Financial Guarantee (HG Global/BAM) revenues	$23.0	$—		$23.0

P&C Insurance and Reinsurance (Ark) revenues	668.5	—		668.5

Specialty Insurance Distribution (NSM)
Commission revenues	258.0	(258.0)	(7)	—
Other revenues	72.4	(72.4)	(7)	—
Total Specialty Insurance Distribution (NSM) revenues	330.4	(330.4)		—

Asset Management (Kudu) revenues	134.0	—		134.0

Other Operations
Net investment income	18.2	—		18.2
Net realized and unrealized investment gains (losses)	50.7	—		50.7
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	(380.3)	—		(380.3)
Realized gain (loss) from the 2019 MediaAlpha Transaction	—	—		—
Commission revenues	9.6	—		9.6
Other revenues	90.7	—		90.7
Total Other Operations revenues	(211.1)	—		(211.1)
Total revenues	$944.8	$(330.4)		$614.4

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Year Ended December 31, 2021
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Expenses:

Financial Guarantee (HG Global/BAM) expenses	$65.4	$—		$65.4

P&C Insurance and Reinsurance (Ark) expenses	615.6	—		615.6

Specialty Insurance Distribution (NSM)
General and administrative expenses	190.1	(190.1)	(7)	—
Broker commission expense	80.2	(80.2)	(7)	—
Change in fair value of contingent consideration	1.0	(1.0)	(7)	—
Amortization of other intangible assets	35.2	(35.2)	(7)	—
Loss on assets held for sale	28.7	(28.7)	(7)	—
Interest expense	23.3	(23.3)	(7)	—
Total Specialty Insurance Distribution (NSM) expenses	358.5	(358.5)		—

Asset Management (Kudu) expenses	26.5	—		26.5

Other Operations
Cost of sales	69.3	—		69.3
General and administrative expenses	105.7	(.3)	(7)	105.4
Amortization of other intangible assets	4.3	—		4.3
Interest expense	1.5	—		1.5
Total Other Operations expenses	180.8	(.3)		180.5
Total expenses	1,246.8	(358.8)		888.0
Pre-tax income (loss) from continuing operations	(302.0)	28.4		(273.6)
Income tax (expense) benefit	(38.6)	(5.8)	(7)	(44.4)
Net income (loss) from continuing operations	(340.6)	22.6		(318.0)
Net (income) loss from continuing operations attributable to non-controlling interests	46.5	(1.0)	(7)	45.5
Net income (loss) from continuing operations attributable to White Mountains’s common shareholders	$(294.1)	$21.6		$(272.5)

Basic and diluted income (loss) per share from continuing operations attributable to White Mountains’s common shareholders	$(95.53)			$(88.52)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Year Ended December 31, 2020
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Revenues:

Financial Guarantee (HG Global/BAM) revenues	$68.5	$—		$68.5

Specialty Insurance Distribution (NSM)
Commission revenues	232.5	(232.5)	(7)	—
Other revenues	52.6	(52.6)	(7)	—
Total Specialty Insurance Distribution (NSM) revenues	285.1	(285.1)		—

Asset Management (Kudu) revenues	45.7	—		45.7

Other Operations
Net investment income	82.0	—		82.0
Net realized and unrealized investment gains (losses)	(8.8)	—		(8.8)
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	686.0	—		686.0
Realized gain (loss) from the 2019 MediaAlpha Transaction	—	—		—
Commission revenues	8.3	—		8.3
Other revenues	13.9	—		13.9
Total Other Operations revenues	781.4	—		781.4
Total revenues	$1,180.7	$(285.1)		$895.6

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Year Ended December 31, 2020
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Expenses:

Financial Guarantee (HG Global/BAM) expenses	$63.8	$—		$63.8

Specialty Insurance Distribution (NSM)
General and administrative expenses	176.9	(176.9)	(7)	—
Broker commission expense	75.3	(75.3)	(7)	—
Change in fair value of contingent consideration	(3.3)	3.3	(7)	—
Amortization of other intangible assets	26.7	(26.7)	(7)	—
Interest expense	22.1	(22.1)	(7)	—
Total Specialty Insurance Distribution (NSM) expenses	297.7	(297.7)		—

Asset Management (Kudu) expenses	18.1	—		18.1

Other Operations
Cost of sales	11.3	—		11.3
General and administrative expenses	141.9	(2.6)	(7)	139.3
Amortization of other intangible assets	1.3	—		1.3
Interest expense	1.4	—		1.4
Total Other Operations expenses	155.9	(2.6)		153.3
Total expenses	535.5	(300.3)		235.2
Pre-tax income (loss) from continuing operations	645.2	15.2		660.4
Income tax (expense) benefit	20.5	(5.7)	(7)	14.8
Net income (loss) from continuing operations	665.7	9.5		675.2
Net (income) loss from continuing operations attributable to non-controlling interests	45.3	(.2)	(7)	45.1
Net income (loss) from continuing operations attributable to White Mountains’s common shareholders	$711.0	$9.3		$720.3

Basic and diluted income (loss) per share from continuing operations attributable to White Mountains’s common shareholders	$227.72			$230.69

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Year Ended December 31, 2019
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Revenues:

Financial Guarantee (HG Global/BAM) revenues	$66.6	$—		$66.6

Specialty Insurance Distribution (NSM)
Commission revenues	193.4	(193.4)	(7)	—
Other revenues	39.7	(39.7)	(7)	—
Total Specialty Insurance Distribution (NSM) revenues	233.1	(233.1)		—

Asset Management (Kudu) revenues	21.2	—		21.2

Marketing Technology (MediaAlpha) revenues	48.8	—		48.8

Other Operations
Net investment income	43.4	—		43.4
Net realized and unrealized investment gains (losses)	219.8	—		219.8
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	180.0	—		180.0
Realized gain (loss) from the 2019 MediaAlpha Transaction	67.5	—		67.5
Commission revenues	6.9	—		6.9
Other revenues	6.1	—		6.1
Total Other Operations revenues	523.7	—		523.7
Total revenues	$893.4	$(233.1)		$660.3

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited)

	Year Ended December 31, 2019
Millions, except per share amounts	Historical White Mountains	Transaction Accounting Adjustments		Pro Forma Consolidated
Expenses:

Financial Guarantee (HG Global/BAM) expenses	$56.6	$—		56.6

Specialty Insurance Distribution (NSM)
General and administrative expenses	132.2	(132.2)	(7)	—
Broker commission expense	64.8	(64.8)	(7)	—
Change in fair value of contingent consideration	2.1	(2.1)	(7)	—
Amortization of other intangible assets	19.4	(19.4)	(7)	—
Interest expense	16.7	(16.7)	(7)	—
Total Specialty Insurance Distribution (NSM) expenses	235.2	(235.2)		—

Asset Management (Kudu) expenses	10.4	—		10.4

Marketing Technology (MediaAlpha) expenses	54.9	—		54.9

Other Operations
Cost of sales	7.5	—		7.5
General and administrative expenses	122.5	(1.5)	(7)	121.0
General and administrative expenses - transaction related incentive compensation expenses	—	35.0	(3)	35.0
Amortization of other intangible assets	.6	—		.6
Interest expense	.6	—		.6
Total Other Operations expenses	131.2	33.5		164.7
Total expenses	488.3	(201.7)		286.6
Pre-tax income (loss) from continuing operations	405.1	(31.4)		373.7
Income tax (expense) benefit	(29.3)	(.6)	(7)	(29.9)
Net income (loss) from continuing operations	375.8	(32.0)		343.8
Net (income) loss from continuing operations attributable to non-controlling interests	37.9	(.3)	(7)	37.6
Net income (loss) from continuing operations attributable to White Mountains’s common shareholders	$413.7	$(32.3)		$381.4

Basic and diluted income (loss) per share from continuing operations attributable to White Mountains’s common shareholders	$130.02			$119.86

Transaction Accounting Adjustments

(1) Adjustment to reflect the sale of assets and liabilities for NSM Group assuming the NSM Transaction closed on March 31, 2022.

(2) Adjustment to reflect White Mountains estimated net cash proceeds assuming the NSM Transaction closed on March 31, 2022. The following table presents the calculation of net cash proceeds to White Mountains:

Millions	As of March 31, 2022
Gross cash proceeds	$1,775.0	(a)
NSM Group unrestricted cash sold	23.3
Repayment of NSM Group indebtedness	(283.2)
Payment of NSM management's equity based compensation	(81.9)	(b)
Transaction expenses	(45.0)	(b)
Net cash proceeds	1,388.2
White Mountains's ownership percentage	96.5%
Net cash proceeds to White Mountains	$1,339.6
(a) Gross cash proceeds include $10.0 held in escrow, which is expected to be released in the second half of 2022.
(b) Equity based compensation and transaction expenses have not been accrued as of March 31, 2022. These amounts are related to discontinued operations and therefore are not included as transaction accounting adjustments in the pro forma statements of operations.

(3) Adjustment to reflect estimated incremental costs related to White Mountains's incentive compensation plans, which were not accrued as of March 31, 2022. The estimated costs are driven primarily by the increase in the estimated harvest percentages reflecting the impact of the NSM Transaction.

(4) Adjustment to reflect White Mountains's estimated net gain, after tax, assuming the NSM Transaction closed on March 31, 2022. The following table presents the calculation of White Mountains's estimated net gain, after tax:

Millions	As of March 31, 2022
Net cash proceeds to White Mountains	$1,339.6
NSM Group assets sold	(977.9)
NSM Group liabilities sold	494.0
White Mountains's transaction related incentive compensation expense	(35.0)
NSM Group net unrealized (gains) losses from foreign currency translation and interest rate swap	(.5)
Non-controlling interest related to NSM Group	16.7
White Mountains's net gain	$836.9

(5) Adjustment to remove NSM Group's net accumulated other comprehensive income, after tax, assuming the NSM Transaction closed on March 31, 2022.

(6) Adjustment to remove non-controlling interests related to NSM Group assuming the NSM Transaction closed on March 31, 2022.

(7) Adjustment to remove NSM Group's results of operations assuming the NSM Transaction closed on January 1, 2019.